                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [X]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
                  Section 240.14a-12

                            TCW/DW CORE EQUITY TRUST
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                CARSTEN OTTO
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(1) and 0-11.
                  (1) Title of each class of securities to which
                  transaction applies:
                  -------------------------------------------------------------
                  (2) Aggregate number of securities to which
                  transaction applies:
                  -------------------------------------------------------------
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  -------------------------------------------------------------
                  (4) Proposed maximum aggregate value of transaction:
                  -------------------------------------------------------------
                  (5) Total fee paid:
                  -------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:

                  -------------------------------------------------------------

                  (2) Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

                  (3) Filing Party:

                  -------------------------------------------------------------

                  (4) Date Filed:

                  -------------------------------------------------------------

                    PRELIMINARY PROXY--TO BE FILED WITH THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY

                            TCW/DW CORE EQUITY TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 26, 1998

   A special meeting of shareholders (the "Meeting") of TCW/DW CORE EQUITY TRUST (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on February 26, 1998, at 9:00 a.m., New York City time, for the following purposes:

       1. To approve or disapprove a new investment management agreement (the "New Investment Management Agreement") between the Fund and Dean Witter InterCapital Inc.;

       2. To approve or disapprove a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Dean Witter InterCapital Inc. and Morgan Stanley Asset Management Inc.;

       3. To elect or re-elect, as appropriate, nine (9) Fund Trustees to serve until their successors are elected and qualified; and

       4. To transact other business that may properly come before the meeting or any adjournments thereof.

   Upon the effectiveness of the proposals, the Fund would change its name from "TCW/DW Core Equity Trust" to "Dean Witter Growth Fund."

   Shareholders of record as of the close of business on November 14, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 set forth herein and will vote against any such adjournment those proxies to be voted against such Proposal.

                                                      BARRY FINK
                                                      Secretary

November 26, 1997
New York, New York

-------------------------------------------------------------------------------
                                   IMPORTANT

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS
TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE
UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

   THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

   O  FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

   O  FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

   O FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION OR RE-ELECTION.

                             YOUR VOTE IS IMPORTANT

                    PRELIMINARY PROXY--TO BE FILED WITH THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY

                            TCW/DW CORE EQUITY TRUST

                Two World Trade Center, New York, New York 10048


                               -----------------
                                PROXY STATEMENT
                               -----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 26, 1998

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of TCW/DW CORE EQUITY TRUST (the "Fund") for use at the special meeting (the "Meeting") of shareholders of the Fund to be held on February 26, 1998, and at any adjournments thereof.

   If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card.

   Unmarked proxies will be voted in favor of each Proposal as set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund (if returned and received in time to be voted), execution and delivery of a later dated proxy to the Secretary of the Fund, or attendance and voting at the Meeting.

   Shareholders of record as of the close of business on November 16, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. [No person was known to own as much as 5% of the outstanding shares of the Fund on that date.] The Trustees and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $77,000, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Trust FSB ("DWT"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter
Reynolds Inc. ("DWR"), without special compensation. The first mailing of this
proxy statement is expected to be made on or about November   , 1997.

   DWT may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been recorded properly. No recommendation will be made as to how shareholders should vote on a Proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card.

     (1) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

THE PROPOSAL

   The Fund's current manager is DWSC, which is a wholly-owned subsidiary of InterCapital. Under a management agreement (the "Current Management Agreement"), DWSC manages the Fund's business affairs, supervises its overall day-to-day operations (other than rendering investment advice), and provides all administrative services to the Fund.

   The Fund's current investment adviser is TCW Funds Management Inc. ("TCW"). In accordance with an investment advisory agreement (the "Current Advisory Agreement"), TCW invests the Fund's assets, including placing orders for the purchase and sale of portfolio securities. TCW has informed the Board that it plans to resign as investment adviser to the Fund, thereby terminating the Current Advisory Agreement. As a result, the Fund must engage a new investment adviser.

   The Fund's Board is proposing that the Fund engage InterCapital to serve as the Fund's new investment adviser. InterCapital would be responsible to the Fund for the services that both DWSC and TCW currently are providing to the Fund. Thus, the Current Management Agreement with DWSC would be terminated. The Board is also proposing that the Fund engage Morgan Stanley Asset Management Inc. ("MSAM") to serve as sub-adviser to the Fund (see Proposal (2) below). Under the overall supervision of InterCapital, MSAM would be responsible for investing the Fund's assets. InterCapital and MSAM are both wholly-owned subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

   On November 6, 1997, the Board of Trustees met in person for the purpose of considering whether it would be in the best interests of the Fund and its shareholders to enter into a new investment advisory agreement (the "New Investment Management Agreement") between the Fund and InterCapital. A form of the New Investment Management Agreement is attached to this proxy statement as Exhibit A. The New Investment Management Agreement would become effective when InterCapital has been appointed the Fund's investment adviser. At the Board meeting, and for the reasons discussed below, the Board, including all of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, of InterCapital (the "Independent Trustees"), unanimously approved the New Investment Management Agreement and recommended its approval by shareholders.

   If approved by shareholders, the New Investment Management Agreement will continue in effect for an initial term expiring April 30, 1999. It will be continued in effect from year to year thereafter if the continuance is approved by the Board or by a majority of the outstanding voting securities of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that shareholders do not approve the New Investment Management Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Fund and its shareholders.

THE BOARD'S CONSIDERATION

   At a special meeting of the Fund's Committee of the Independent Trustees held on November 5, 1997 at which each of the Independent Trustees was present, and a meeting of the full Board on November 6, 1997, the

Trustees evaluated the New Investment Management Agreement. Prior to and during the meetings, the Trustees requested and received all information they deemed necessary to enable them to determine whether the New Investment Management Agreement is in the best interests of the Fund and its shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the Agreement, the Trustees assessed InterCapital's ability to provide services to the Fund of the same scope and quality as are presently provided.

   Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors they deemed relevant, the Trustees, including all of the Independent Trustees, determined that the New Investment Management Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board, including all of the Independent Trustees, approved the New Investment Management Agreement and voted to recommend approval by shareholders.

THE CURRENT MANAGEMENT AGREEMENT AND THE CURRENT ADVISORY AGREEMENT

   The Current Management Agreement requires DWSC, as investment manager, to manage the Fund's business affairs, supervise its overall day-to-day operations (other than rendering investment advice), and provide all administrative services to the Fund. Under the terms of the Current Management Agreement, DWSC also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, supplies, clerical help and bookkeeping that the Fund may reasonably require to conduct its business. In addition, DWSC pays the salaries of all personnel, including officers of the Fund, who are its employees.

   The Current Advisory Agreement requires that TCW invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. TCW also obtains and evaluates information and advice relating to the economy, securities markets, and specific securities it deems necessary or useful to continuously manage Fund assets in a manner consistent with the Fund's investment objectives. TCW pays the salaries of all personnel, including officers of the Fund, who are its employees.

   Under the Current Advisory Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by TCW, DWSC, or Dean Witter Distributors Inc. (the "Distributor"), the Fund's distributor. These costs and expenses include, without limitation: fees pursuant to any plan of distribution that the Fund may adopt; charges and expenses of any custodian appointed by the Fund for the safekeeping of its cash and portfolio securities; brokers' commissions chargeable to the Fund; all costs and expenses in connection with registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; the expense of printing and distributing Fund prospectuses; all expenses of shareholders and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees who are not employees of the investment adviser; and charges and expenses of legal counsel and independent accountants in connection with any matter relating to the Fund.

   The Current Advisory Agreement was first approved by the Board on March 9, 1992, and by DWR as the then sole shareholder on March 16, 1992. After its initial term, the Agreement continues in effect from year to year, provided that each continuance is approved by the vote of a majority of the outstanding voting securities of the Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees. The Trustees approved the Agreement's continuation until April 30, 1998, at a meeting on April 24, 1997. The Current Advisory Agreement also provides that it may be terminated at any time by the investment adviser, the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

   If shareholders approve the New Investment Management Agreement, the Current Advisory Agreement will terminate when InterCapital has been appointed investment adviser to the Fund. TCW has also advised the Board that in order to ensure an orderly transition to a new investment adviser, it will continue serving as investment adviser to the Fund until such time as shareholders of the Fund approve a new investment advisory agreement with a new investment adviser and a new investment adviser is appointed.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by DWSC, the Fund currently pays DWSC monthly compensation calculated daily by applying the annual rate of 0.51% to the Fund's net assets up to $750 million, scaled down at various asset levels to 0.45% on assets over $1.5 billion. As compensation for its investment advisory services, the Fund currently pays TCW monthly compensation calculated daily by applying an annual rate of 0.34% to the Fund's net assets up to $750 million, scaled down at various asset levels to 0.30% on assets over $1.5 billion. For the fiscal year ended March 31, 1997, the Fund accrued total compensation to DWSC and TCW amounting to 0.51% and 0.34%, respectively, of the Fund's average daily net assets. During that period, the Fund's total expenses amounted to 1.73% of the Fund's average daily net assets.

DEAN WITTER INTERCAPITAL

   The Board is proposing that InterCapital serve as the Fund's new investment adviser. InterCapital would be responsible to the Fund for the services that both DWSC and TCW currently are providing to the Fund. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of MSDWD, a preeminent global financial services firm that maintains leading market positions in each of its primary businesses--securities, asset management and credit services. MSDWD, whose principal office is located at 1585 Broadway, New York, New York 10036, was formed as a result of the 1997 merger of Dean Witter, Discover & Co. and Morgan Stanley Group, Inc.

   Set forth below is the name and principal occupation of the principal executive officer and each director of InterCapital.

NAME AND TITLE                                                    PRINCIPAL OCCUPATION
--------------                                 -------------------------------------------------------------------
Charles A. Fiumefreddo  .................      Executive Vice President and Director of DWR, and Chairman of
Chairman of the Board of Directors, Chief      the Board of Directors and Chief Executive Officer of DWSC and
Executive Officer, and Director                the Distributor and Chairman of the Board of Directors and Director
                                               of DWT.

Richard M. DeMartini  ...................      President and Chief Operating Officer of Dean Witter Capital,
Director                                       and Director of DWR, the Distributor, DWSC and DWT.

Christine A. Edwards  ...................      Executive Vice President, Chief Legal Officer and Secretary of
Director                                       MSDWD; Executive Vice President, Secretary, General Counsel and
                                               Director of DWR, Executive Vice President, Secretary, Chief Legal
                                               Officer and Director of the Distributor and Director of DWSC.

James F. Higgins  ......................       President and Chief Operating Officer of Dean Witter Financial,
Director                                       and Director of DWR, the Distributor, DWSC and DWT.

                                       5

NAME AND TITLE                                                    PRINCIPAL OCCUPATION
--------------                                 -------------------------------------------------------------------

Philip J. Purcell  .....................       Chairman of the Board of Directors and Chief Executive Officer
Director                                       of MSDWD and DWR and Director of DWSC and the Distributor.

Thomas C. Schneider.....................       Executive Vice President and Chief Strategic and Administrative
Executive Vice President                       Officer of MSDWD and Executive Vice President, Chief Financial
                                               Officer and Director of DWR, the Distributor and DWSC.

   The address for Messrs. Fiumefreddo, DeMartini and Higgins is Two World Trade Center, New York, New York 10048 and the address for Ms. Edwards and Messrs. Purcell and Schneider is 1585 Broadway, New York, New York 10036.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix I lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to InterCapital by these companies and their net assets as of November 14, 1997. DWSC has its offices at Two World Trade Center, New York, New York 10048.

   The Distributor serves as the Fund's distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of MSDWD. In accordance with the Fund's Rule 12b-1 plan, the Fund pays the Distributor 12b-1 fees for distribution related services. DWT, an affiliate of InterCapital, serves as transfer agent of the Fund. The Fund paid distribution fees to the Distributor for the last fiscal year of $5,711,981 and paid transfer agency fees to DWT during the Fund's last fiscal year of $686,285. Once TCW resigns and the New Investment Management Agreement is approved, the Distributor and DWT fully intend to continue to provide the same services to the Fund that they currently provide.

   The Fund's brokerage transactions may be effected through DWR, an affiliated broker-dealer of the Fund. During the Fund's last fiscal year, it paid $53,710 to DWR in brokerage commissions (approximately 6% of all brokerage commissions paid during the fiscal year). DWR is an affiliated broker of the Fund because DWR and InterCapital are under the common control of MSDWD.

THE NEW INVESTMENT MANAGEMENT AGREEMENT

   The New Investment Management Agreement would provide that the Fund retains InterCapital to serve as investment adviser to the Fund, subject to the supervision of the Board of Trustees. Under the New Investment Management Agreement, InterCapital would be responsible to the Fund for all of the services that are presently being provided in accordance with the Current Management Agreement and the Current Advisory Agreement, except that the New Investment Management Agreement would provide that InterCapital could, at its own expense, enter into a sub-advisory agreement with another money manager, referred to as a sub-adviser. The sub-adviser would make determinations as to the securities to be purchased and sold by the Fund and the timing of such purchases and sales.

   The advisory fee rates InterCapital would charge the Fund under the New Investment Management Agreement would be 0.80% of the Fund's net assets up to $750 million, scaled down at various asset levels to 0.70% on assets over $1.5 billion. THE FEE RATE UNDER THE NEW INVESTMENT MANAGEMENT AGREEMENT WOULD BE 0.05% LOWER THAN THE TOTAL AGGREGATE FEE RATE CURRENTLY IN EFFECT UNDER THE CURRENT MANAGEMENT AGREEMENT AND THE CUR-

RENT ADVISORY AGREEMENT COMBINED. Had the advisory fee rate under the New Investment Management Agreement been in effect during the Fund's last fiscal year, the Fund would have paid $6,145,994 in advisory/management fees rather than the aggregate amount of $6,530,895 it paid under the Current Management Agreement and the Current Advisory Agreement.

EXCHANGE PRIVILEGES

   Presently, shareholders may exchange Fund shares for shares of the same class of any other TCW/DW multi-class fund. Fund shares also may be exchanged for shares of TCW/DW North American Government Income Trust and for shares of five Dean Witter money market funds. If shareholders approve the New Investment Management Agreement, the Fund will become part of the Dean Witter fund complex. Consequently, shareholders then would have similar exchange privileges with the other funds in the Dean Witter fund complex and would no longer be able to exchange Fund shares for shares of TCW/DW multi-class funds and TCW/DW North American Government Income Trust.

REQUIRED VOTE

   The New Investment Management Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Fund. A majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

   THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

     (2) APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN INTERCAPITAL AND MORGAN STANLEY ASSET MANAGEMENT INC.

THE PROPOSAL

   The Board of Trustees is recommending that MSAM serve as the sub-adviser to the Fund. The Board's recommendation is based primarily on its favorable view of the organizational depth, reputation, historical performance, expertise and experience of MSAM.

THE BOARD'S CONSIDERATION

   At the same meeting that the Board considered the New Investment Management Agreement, it also met for the purpose of considering the selection of MSAM as sub-adviser and adoption of a new sub-advisory agreement (the "New Sub-Advisory Agreement"). A form of the New Sub-Advisory Agreement is attached to this proxy statement as Exhibit B. At the meeting, the Trustees considered the performance of similar funds and accounts currently advised by MSAM. The Trustees also considered the quality and extent of the services that MSAM proposed to provide, and the organizational depth, reputation and experience of MSAM in equity investing. In addition, the Trustees reviewed material furnished by MSAM regarding the company's personnel and operations. Prior to the meeting, representatives of MSAM reviewed with the Independent Trustees MSAM's philosophies of management, performance expectations and methods of operation. The Board considered the confluence of all these factors in arriving at its decision to approve the appointment of MSAM as sub-adviser and no one factor was given any greater weight than any of the others.

   The Board found MSAM's experience in equity investing and historical performance to be well suited for the Fund. In addition, the Board reviewed and discussed the terms and provisions of the New Sub-Advisory Agreement. Based on their consideration of these factors and others that they deemed relevant, the Trustees determined that it would be in the best interests of the Fund and its shareholders to select MSAM to serve as sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement. Accordingly, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend approval by shareholders.

MORGAN STANLEY ASSET MANAGEMENT INC.

   MSAM is a wholly-owned subsidiary of MSDWD. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020 and conducts a worldwide portfolio management business.

   Set forth below is the name and principal occupation of the principal executive officer and each director of MSAM. The address for each person is 1221 Avenue of the Americas, New York, New York 10020.

NAME AND TITLE                                     PRINCIPAL OCCUPATION
--------------                -----------------------------------------------------------
Barton M. Biggs...........    Managing Director, MSAM; Managing Director of Morgan Stanley
Chairman of the Board of      & Co. Incorporated ("MS & Co."); Chairman of Morgan Stanley
Directors                     Asset Management Limited; Director of Van Kampen/American
                              Capital Holdings, Inc.
Peter A. Nadosy...........    Managing Director, MSAM; Managing Director of MS & Co.;
Vice-Chairman of the          Director of Morgan Stanley Asset Management Limited.
Board of Directors
James M. Allwin...........    Managing Director, MSAM; Managing Director of MS & Co.;
Director and President        President of Morgan Stanley Realty Inc.; Director of Van
                              Kampen/American Capital Holdings, Inc.
Gordon S. Gray ...........    Managing Director, MSAM; Managing Director of MS & Co.
Director
Dennis G. Sherva..........    Managing Director, MSAM; Managing Director of MS & Co.
Director

   MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors. Appendix II lists the investment companies for which MSAM provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to MSAM by such companies and their net assets as of November 14, 1997.

   MS & Co. became an affiliated broker of the Fund on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. During the fiscal year ended March 31, 1997, the Fund paid $29,106 (3.37% of all brokerage commissions paid during the fiscal year) to MS & Co. MS & Co., MSAM and InterCapital are affiliated with each other because they are under the common control of MSDWD.

THE NEW SUB-ADVISORY AGREEMENT

   The New Sub-Advisory Agreement, which would govern MSAM's relationship with the Fund, would require MSAM to provide the Fund with investment advisory services. These advisory services would include, among other things, obtaining and evaluating information and advice relating to the economy, securities markets, and specific securities as it deems necessary or useful to discharge its duties under the New Sub-Advisory Agreement. MSAM would continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund. It would determine the securities to be purchased and sold by the Fund and the timing of such purchases and sales. In addition, it would place purchase and sale orders on behalf of the Fund. In managing the Fund's portfolio, MSAM would implement certain changes to the Fund's investment policies that the Board has approved. These changes relate to implementing MSAM's "equity growth" strategy, which would replace TCW's "top down sector rotational core equity" philosophy. TCW first considers market sectors and then focuses on industries and individual companies. In contrast, MSAM's strategy will emphasize individual security selection and then consideration of the weighting that selected companies and industries will have in the portfolio.

   MSAM would, at its own expense, maintain staff and employ or retain personnel and consult with such other persons as it determines to be necessary or useful to the performance of its obligations under the Agreement. It also would bear the other costs of rendering the investment advisory services, including any clerical help and bookkeeping services that it may require.

   In return for the services that MSAM would render under the New Sub-Advisory Agreement, InterCapital would pay MSAM monthly compensation equal to 40% of the compensation it receives under the New Investment Management Agreement. Any change in the New Investment Management Agreement which has the effect of raising or lowering the compensation would have the concomitant effect of raising or lowering the fee payable to MSAM.

   The New Sub-Advisory Agreement provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that the continuance is approved by the vote of a majority of the outstanding voting securities of the Fund or by the Trustees of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for that purpose.

   The New Sub-Advisory Agreement also provides that it may be terminated at any time by the sub-adviser, investment adviser, the Fund's Board or by a vote of the majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice. The Agreement also terminates in the event of the termination of the New Investment Management Agreement or in the event of its assignment.

VOTE REQUIRED

   The New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the Fund. A majority vote in this context has the same meaning as a majority vote with respect to the New Investment Management Agreement. In the event the shareholders do not approve the New Sub-Advisory Agreement, the Board will take action that it believes is in the best interests of the Fund and its shareholders, which may include calling a special meeting of shareholders to vote on another sub-advisory agreement.

   THE BOARD OF THE FUND UNANIMOUSLY RECOMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                            (3) ELECTION OF TRUSTEES

THE PROPOSAL

   The number of Trustees of the Fund has been fixed by the Board at nine. At the their November 6, 1997 meeting, the Trustees of the Fund nominated for election or re-election, as appropriate, the following nine nominees to the Fund's Board of Trustees to serve for indefinite terms: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John
L. Schroeder. Messrs. Fiumefreddo, Haire, Johnson, Nugent and Schroeder currently serve as Trustees of the Fund and, with the exception of Mr. Schroeder, were previously elected by shareholders. Messrs. Bozic, Garn, Hedien and Purcell currently hold directorships or trusteeships with 83 other investment companies that file periodic reports with the Securities and Exchange Commission for which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"). Messrs. Bozic, Garn, Hedien and Purcell are nominated to replace Messrs. Argue, DeMartini, Larkin and Stern who will be resigning as Trustees, and they would commence service at the time the New Investment Management Agreement takes effect.

   The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, positions with the Fund and directorships or trusteeships with the Dean Witter Funds.

   The nominees for Trustee to be elected or re-elected at the Meeting are:

   MICHAEL BOZIC, Dean Witter Funds Trustee since April 1994; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO,* Dean Witter Funds Trustee since July 1991; age 64; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and the Distributor; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWT; Director of various MSDWD subsidiaries and affiliates; formerly Executive Vice President and Director of Dean Witter, Discover & Co. (until February 1993).

   EDWIN JACOB (JAKE) GARN, Dean Witter Funds Trustee since January 1993; age 65; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp (health insurance); member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Dean Witter Funds Trustee since January 1981; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee

------------
* Mr. Fiumefreddo is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940. This means he is not an Independent Trustee of the Fund because he is an officer or director with various MSDWD subsidiaries.

of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   WAYNE E. HEDIEN, Dean Witter Funds Trustee since September 1997; age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

   DR. MANUEL H. JOHNSON, Dean Witter Funds Trustee since July 1991; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Dean Witter Funds Trustee since July 1991; age 61; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   PHILIP J. PURCELL,** Dean Witter Funds Trustee since April 1994; age 54; Chairman of the Board of Directors and Chief Executive Officer of MSDWD, DWR, and Novus Credit Services Inc.; Director of InterCapital, DWSC and the Distributor; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

   JOHN L. SCHROEDER, Dean Witter Funds Trustee since April 1994; age 67; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).

   The executive officers of the Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Mitchell M. Merin, Vice President; Robert S. Giambrone, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Lou Anne D. McInnis, Ruth Rossi, Carsten Otto, Frank Bruttomesso and Todd Lebo, serve as Assistant Secretaries. Mr. Fink is 42 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) of InterCapital and DWSC and Assistant Secretary of DWR (since August, 1996); he is also Senior Vice President (since March, 1997), Assistant Secretary and Assistant General Counsel (since February, 1997) of Distributors. He was previously First Vice President, Assistant Secretary and Assistant General Counsel of InterCapital. He has been an employee of InterCapital or DWR, a broker-dealer affiliate of InterCapital, for over five years. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and

------------
** Mr. Purcell is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940. This means he is not an Independent Trustee of the Fund because he is an officer or director with various MSDWD subsidiaries.

Director of DWT. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993). Mr. Merin is 44 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries. Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWT (since August, 1995) and a Director of DWT (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. He has been an employee of InterCapital or DWR for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES AND THE COMMITTEES

   If shareholders elect the nominated persons to the Board, the Board would consist of the same individuals who also serve as directors or trustees for all of the Dean Witter Funds. As of the date of this Proxy Statement, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of October 31, 1997, the Dean Witter Funds had total net assets of approximately
$    billion and more than      million shareholders.

   If shareholders elect the nominated persons to the Board, seven of the nine Trustees (or 77%) would be Independent Trustees because they have no affiliation or business connection with InterCapital or any of its affiliated persons or companies. The other two Trustees would be affiliated with InterCapital.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   As is the case with all of the Fund's current Independent Trustees, all of the Independent Trustees nominated for election or re-election would serve as members of the Board's Committee of the Independent Trustees and the Audit Committee; and three of them would serve as members of the Derivatives Committee. The other Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Fund does not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with, among other duties, recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; and checking on the pricing of portfolio securities and brokerage commissions. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board because the Fund has a Rule 12b-1 plan of distribution.

   The Audit Committee is charged with, among other tasks, recommending to the full Board the engagement or discharge of the Funds' independent accountants; reviewing with the independent accountants the audit plan and results of the auditing engagement; and reviewing the adequacy of the Fund's system of internal controls. The Derivatives Committee establishes parameters for and oversees the activities of the Fund with respect to any derivative investments.

   During the Fund's most recent fiscal year, the Board held the following number of meetings: Full Board (6), Committee of the Independent Trustees
(10), Audit Committee (1), and Derivatives Committee (4). No Trustee attended fewer than 75% of the meetings of the Board, the Committee of the Independent Trustees, the Audit Committee, or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Fund's headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Fund's operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Fund's management, with independent counsel to the Independent Trustees and with the Fund's independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Fund and, on behalf of the Committees, conducts negotiations with the investment adviser and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the Fund and the other TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   If shareholders approve the present Board nominees, the Fund will have the same individuals serving an Independent Trustees as the other Dean Witter Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for the Fund and each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Dean Witter Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Dean Witter Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy that each Trustee and/or his or her spouse invest at least $25,000 in any of the funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement.

   The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply. As of September 30, 1997, the total value of the investments by the Trustees nominated for election or re-election and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $6.9 million. As of the Meeting's record date, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund currently pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board attended by the Trustee. As a Dean Witter Fund, the Fund would pay each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or Committees of the Board attended by the Trustee. The Fund currently pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200; as a Dean Witter Fund, the Fund would pay the Chairman of these Committees the same amounts.

   The Fund and the Dean Witter Funds reimburse Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending meetings. The Fund does not have a retirement or deferred compensation plan for its Independent Trustees. (Trustees and officers of the Fund who are or have been employed by MSDWD, TCW, or an affiliated company of either company receive no compensation or expense reimbursement from the Fund.)

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.

   The following table illustrates the compensation that the Fund paid to the current Independent Trustees for the Fund's fiscal year ended March 31, 1997.

                              FUND COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------   -------------
John R. Haire...............      $7,341
Dr. Manuel H. Johnson.......       5,575
Michael E. Nugent...........       5,791
John L. Schroeder...........       5,791

   If shareholders elect the nominated persons to the Board, at such time as the Fund has paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee by the Fund during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)

                                AGGREGATE
                               COMPENSATION
                              FROM THE FUND
NAME OF INDEPENDENT TRUSTEE    (ESTIMATED)
---------------------------    -----------
Michael Bozic...............      $1,900
Edwin J. Garn...............       1,900
John R. Haire...............       3,850(1)
Dr. Manuel H. Johnson.......       1,900
Michael E. Nugent ..........       1,900
John L. Schroeder...........       1,900

------------
(1) Of Mr. Haire's compensation from the Fund, it is estimated that $1,950 will be paid to him as Chairman of the Committee of the Independent Trustees ($1,200) and as Chairman of the Audit Committee ($750).

   The following table illustrates the compensation paid to the nominated Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996.

          CASH COMPENSATION FROM TCW/DW FUNDS AND DEAN WITTER FUNDS

                                                                    FOR SERVICE       FOR SERVICE AS
                                                                  AS CHAIRMAN OF       CHAIRMAN OF
                                                                 THE COMMITTEES OF  THE COMMITTEES OF
                                                                    INDEPENDENT        INDEPENDENT
                                                 FOR SERVICE    DIRECTORS/TRUSTEES  DIRECTORS/TRUSTEES    TOTAL CASH
                              FOR SERVICE AS   AS DIRECTOR OR        AND AUDIT          AND AUDIT        COMPENSATION
                                TRUSTEE AND      TRUSTEE AND        COMMITTEES          COMMITTEES      FOR SERVICE TO
                             COMMITTEE MEMBER COMMITTEE MEMBER         OF 14              OF 82        THE TCW/DW FUNDS
                               OF 14 TCW/DW   OF 82 DEAN WITTER       TCW/DW           DEAN WITTER      AND DEAN WITTER
NAME OF INDEPENDENT TRUSTEE        FUNDS            FUNDS              FUNDS              FUNDS              FUNDS
---------------------------  ---------------- -----------------  ------------------ ------------------  ----------------
Michael Bozic...............         --            $138,850               --                 --             $138,850
Edwin J. Garn...............         --             140,900               --                 --              140,900
John R. Haire...............      $64,283           106,400            $12,187            $195,450           378,320
Wayne E. Hedien.............         --               --                  --                 --                --
Dr. Manuel H. Johnson.......       66,483           137,100               --                 --              203,583
Michael E. Nugent...........       64,283           138,850               --                 --              203,133
John L. Schroeder...........       69,083           137,150               --                 --              206,233

   The following table illustrates the Dean Witter retirement benefits accrued to the Independent Trustees by the 57 Dean Witter Funds, which have retirement plans, for the year ended December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                        RETIREMENT      ESTIMATED ANNUAL
                                   ESTIMATED          ESTIMATED      BENEFITS ACCRUED    BENEFITS UPON
                               CREDITED YEARS OF    PERCENTAGE OF      AS EXPENSES      RETIREMENT FROM
                             SERVICE AT RETIREMENT    ELIGIBLE            OF ALL          ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)      COMPENSATION   PARTICIPATING FUNDS      FUNDS(1)
---------------------------  --------------------- ---------------  ------------------- ----------------
Michael Bozic...............           10                50.0%            $20,147            $ 51,325
Edwin J. Garn...............           10                50.0              27,772              51,325
John R. Haire...............           10                50.0              46,952             129,550
Wayne E. Hedien.............           --                 --                 --                 --
Dr. Manuel H. Johnson.......           10                50.0              10,926              51,325
Michael E. Nugent...........           10                50.0              19,217              51,325
John L. Schroeder...........            8                41.7              38,700              42,771

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in this Proxy Statement.

   The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.

REQUIRED VOTE

   The election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above.

   All of the nominees have consented to being named in this proxy statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If elected, the Trustees not currently serving on the Fund's Board will commence service at the time the New Investment Management Agreement takes effect. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.

   THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINATED TRUSTEES.

                            THE FUND'S NAME CHANGE

   Upon the effectiveness of the proposals in this proxy statement, the Fund will change its name from "TCW/DW Core Equity Trust" to "Dean Witter Growth Fund." The Trustees approved the name change at their November 6, 1997 meeting.

                            REPORTS TO SHAREHOLDERS

   The Fund's most recent Annual Report, for the fiscal year ended March 31, 1997, has been sent previously to shareholders and is available without charge upon request from Nina Maceda at Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS (toll-free)).

                          INTEREST OF CERTAIN PERSONS

   MSDWD and its various subsidiaries and their respective directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposals described in this proxy statement. This may be the case because some of the companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Fund. In addition, some of the individuals are compensated for performing services relating to the Fund and may also own shares of MSDWD. Thus, these companies and persons may derive benefits from shareholders approving the proposals in this proxy statement.

                             SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholders' meetings. Proposals of shareholders intended to be presented at the next meeting of shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                                 OTHER BUSINESS

   The management of the Fund knows of no other matters that may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, management intends that the persons named in the enclosed proxy card, or their substitutes, would vote all shares that they are entitled to vote on any such matter, utilizing their proxy in accordance with their best judgment on such matters.

                                            By Order of the Board of Trustees


                                            BARRY FINK
                                            Secretary

                                                                      EXHIBIT A

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the     day of                 , 1998, by and between
Dean Witter Growth Fund, a Massachusetts business trust (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Board of Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager may, at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Sub-Advisor, in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

   3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

   4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rates to the Fund's average daily net assets: 0.80% of daily net assets up to $750 million; 0.75% of the next $750 million; and 0.70% of daily net assets over $1.5 billion. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

   8. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigations costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

   For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

   9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Director, officer or employee of the Investment Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    11. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

   14. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    15. The Declaration of Trust establishing TCW/DW Core Equity Trust, dated April 21, 1992, as amended to reflect the change in the Fund's name from
"TCW/DW Core Equity Trust" to "Dean Witter Growth Fund" on                 ,
1998, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Dean Witter Growth Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean Witter Growth Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Dean Witter Growth Fund, but the Trust Estate only shall be liable.

   In Witness Whereof, the parties hereto have executed and delivered this
Agreement, on              , 1998, in New York, New York.

                                       DEAN WITTER GROWTH FUND

                                       By:
                                          ..................................

Attest:

 .............................

                                       DEAN WITTER INTERCAPITAL INC.

                                       By:
                                          ..................................

Attest:

 .............................

                                                                      EXHIBIT B

                       FORM OF NEW SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the      day of     , 1998 by and between Dean Witter
InterCapital Inc., a Delaware corporation (herein referred to as the "Investment Manager"), and Morgan Stanley Asset Management Inc., a Delaware Corporation, (herein referred to as the "Sub-Adviser").

   WHEREAS, Dean Witter Growth Fund (herein referred to as the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

   WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

   WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

   NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

       1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide the Fund with investment advisory services with respect to the Fund's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.

       2. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

       3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

       4. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services as the Sub-Adviser shall reasonably require in performing its duties hereunder.

       5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

       6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Adviser, the Investment Manager shall pay to the Sub-Adviser monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement.

   Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Adviser under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Adviser's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Adviser pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

       7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its advisory fee to the extent of 40% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable. For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

       8. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Fund or its investors.

       9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the

   Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

       10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

       11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

       12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                       DEAN WITTER INTERCAPITAL INC.

                                       By:
                                          -----------------------------------
                                          Attest:

                                       MORGAN STANLEY ASSET
                                       MANAGEMENT INC.

                                       By:
                                          -----------------------------------
                                          Attest:

Accepted and agreed to as of the day and year first above written:

DEAN WITTER GROWTH FUND

By:
   -------------------------------
Attest:

                                                                     APPENDIX I

   InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Fund. Set forth below is a chart showing the net assets of each such investment company as of November 14, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT FEE
                                                                                RATE(S)
                                                   NET ASSETS               AS A PERCENTAGE
                                                 AS OF 11/14/97              OF NET ASSETS
                                                 --------------              -------------
1. DEAN WITTER AMERICAN VALUE FUND ............                   0.625% on assets up to $250
                                                                  million, scaled down at various
                                                                  asset levels to 0.45% on assets
                                                                  over $3.5 billion

2. DEAN WITTER BALANCED GROWTH FUND ...........                   0.60%

3. DEAN WITTER CAPITAL APPRECIATION FUND  .....
                                                                  0.75% on assets up to $500 million
                                                                  and 0.725% on assets over $500
                                                                  million

4. DEAN WITTER CAPITAL GROWTH SECURITIES  .....
                                                                  0.65% on assets up to $500
                                                                  million, scaled down at various
                                                                  asset levels to 0.475% on assets
                                                                  over $1.5 billion

5. DEAN WITTER DEVELOPING GROWTH SECURITIES
   TRUST ......................................                   0.50% on assets up to $500 million
                                                                  and 0.475% on assets over $500
                                                                  million

6. DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
                                                                  0.625% on assets up to $250
                                                                  million, scaled down at various
                                                                  asset levels to 0.275% on assets
                                                                  over $15 billion

7. DEAN WITTER EUROPEAN GROWTH FUND INC.  .....
                                                                  1.00% on assets up to $500
                                                                  million, scaled down at various
                                                                  assets levels to 0.90% on assets
                                                                  over $2 billion (of which 40% is
                                                                  paid to a Sub-Adviser)

8. DEAN WITTER FINANCIAL SERVICES TRUST  ......                    0.75%

9. DEAN WITTER GLOBAL ASSET ALLOCATION FUND  ..
                                                                  1.00% (of which 60% is paid to two
                                                                  Sub-Advisers)

10. DEAN WITTER GLOBAL DIVIDEND GROWTH
    SECURITIES ................................                    0.75% on assets up to $1 billion,
                                                                  scaled down at various asset
                                                                  levels to 0.65% on assets over
                                                                  $3.5 billion

                                      I-1

                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT FEE
                                                                                RATE(S)
                                                   NET ASSETS               AS A PERCENTAGE
                                                 AS OF 11/14/97              OF NET ASSETS
                                                 --------------              -------------

11. DEAN WITTER GLOBAL UTILITIES FUND  ........                   0.65% on assets up to $500 million
                                                                  and 0.625% on assets over $500
                                                                  million

12. DEAN WITTER HEALTH SCIENCES TRUST  ........                   1.00% on assets up to $500 million
                                                                  and 0.95% on assets over $500
                                                                  million

13. DEAN WITTER INCOME BUILDER FUND  ..........                   0.75%

14. DEAN WITTER INFORMATION FUND ..............                   0.75% on assets up to $500 million
                                                                  and 0.725% on assets over $500
                                                                  million

15. DEAN WITTER INTERNATIONAL SMALLCAP FUND  ..                   1.25% (of which 40% is paid to a
                                                                  Sub-Adviser)

16. DEAN WITTER JAPAN FUND ....................                   1.0% (of which 40% is paid to a
                                                                  Sub-Adviser)

17. DEAN WITTER MARKET LEADER TRUST ...........                   0.75%

18. DEAN WITTER MID-CAP GROWTH FUND ...........                   0.75% on assets up to $500 million
                                                                  and 0.725% on assets over $500
                                                                  million

19. DEAN WITTER NATURAL RESOURCE DEVELOPMENT
    SECURITIES INC. ...........................                   0.625% on assets up to $250
                                                                  million and 0.50% on assets over
                                                                  $250 million

20. DEAN WITTER PACIFIC GROWTH FUND INC.  .....                   1.00% on assets up to $1 billion,
                                                                  scaled down at various asset
                                                                  levels to 0.90% on assets over $2
                                                                  billion (of which 40% is paid to a
                                                                  Sub-Adviser)

21. DEAN WITTER PRECIOUS METALS AND MINERALS
    TRUST .....................................                   0.80%

22. DEAN WITTER SPECIAL VALUE FUND ............                   0.75%

23. DEAN WITTER STRATEGIST FUND ...............                   0.60% on assets up to $500
                                                                  million, scaled down at various
                                                                  asset levels to 0.475% on assets
                                                                  over $1.5 billion

24. DEAN WITTER UTILITIES FUND ................                   0.65% on assets up to $500
                                                                  million, scaled down at various
                                                                  asset levels to 0.425% on assets
                                                                  over $5 billion

25. DEAN WITTER VALUE-ADDED MARKET SERIES  ....                   0.50% on assets up to $500
                                                                  million, scaled down at various
                                                                  asset levels to 0.425% on assets
                                                                  over $1 billion

                                      I-2

                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT FEE
                                                                                RATE(S)
                                                   NET ASSETS               AS A PERCENTAGE
                                                 AS OF 11/14/97              OF NET ASSETS
                                                 --------------              -------------

26. DEAN WITTER WORLD WIDE INVESTMENT TRUST  ..                   1.0% on assets up to $500 million
                                                                  and 0.95% on assets over $500
                                                                  million (of which 40% is paid to a
                                                                  Sub-Adviser)

27. DEAN WITTER RETIREMENT SERIES:
  (A) AMERICAN VALUE SERIES ...................                   0.85%(1)
  (B) CAPITAL GROWTH SERIES ...................                   0.85%(1)
  (C) DIVIDEND GROWTH SERIES ..................                   0.75%(1)
  (D) GLOBAL EQUITY SERIES ....................                   1.00%(1)
  (E) STRATEGIST SERIES .......................                   0.85%(1)
  (F) UTILITIES SERIES ........................                   0.75%(1)
  (G) VALUE-ADDED MARKET SERIES ...............                   0.50%(1)

28. DEAN WITTER SELECT DIMENSIONS INVESTMENT
    SERIES:*
  (A) AMERICAN VALUE PORTFOLIO ................                   0.625%
  (B) BALANCED PORTFOLIO ......................                   0.75% (of which 40% is paid to a
                                                                  Sub-Adviser)
  (C) CORE EQUITY PORTFOLIO ...................                   0.85% (of which 40% is paid to a
                                                                  Sub-Adviser)
  (D) DEVELOPING GROWTH PORTFOLIO .............                   0.50%
  (E) DIVIDEND GROWTH PORTFOLIO ...............                   0.625%
  (F) EMERGING MARKETS PORTFOLIO ..............                   1.25% (of which 40% is paid to a
                                                                  Sub-Adviser)
  (G) GLOBAL EQUITY PORTFOLIO .................                   1.00%
  (H) UTILITIES PORTFOLIO .....................                   0.65%
  (I) MID-CAP GROWTH PORTFOLIO ................                   0.75%(2)
  (J) VALUE-ADDED MARKET PORTFOLIO ............                   0.50%

29. DEAN WITTER VARIABLE INVESTMENT SERIES:*
  (A) CAPITAL APPRECIATION PORTFOLIO  ........                    0.75%(3)
  (B) CAPITAL GROWTH PORTFOLIO ...............                    0.65%
  (C) DIVIDEND GROWTH PORTFOLIO ..............                    0.625% on assets up to $500
                                                                  million, scaled down at various
                                                                  asset levels to 0.475% on assets
                                                                  over $1 billion
  (D) EQUITY PORTFOLIO .......................                    0.50% on assets up to $1 billion
                                                                  and 0.475% on assets over $1
                                                                  billion

                                      I-3

                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT FEE
                                                                                RATE(S)
                                                   NET ASSETS               AS A PERCENTAGE
                                                 AS OF 11/14/97              OF NET ASSETS
                                                 --------------              -------------

  (E) EUROPEAN GROWTH PORTFOLIO ..............                    1.00% (of which 40% is paid to a
                                                                  Sub-Adviser)
  (F) GLOBAL DIVIDEND GROWTH PORTFOLIO  ......                    0.75%
  (G) INCOME BUILDER PORTFOLIO ...............                    0.75%(3)
  (H) STRATEGIST PORTFOLIO ...................                    0.50%
  (I) PACIFIC GROWTH PORTFOLIO ...............                    1.00% (of which 40% is paid to a
                                                                  Sub-Adviser)
  (J) UTILITIES PORTFOLIO ....................                    0.65% on assets up to $500 million
                                                                  and 0.55% on assets over $500
                                                                  million
30. DEAN WITTER S&P 500 INDEX FUND............                    0.40%(4)
31. DEAN WITTER FUND OF FUNDS.................                    None(5)

------------
 * Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, until December 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

(2) InterCapital has undertaken, until the earlier of July 31, 1998 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(3) InterCapital has undertaken, until the earlier of July 31, 1998 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

(4) InterCapital has agreed to assume all expenses (except for brokerage and 12b-1 fees) of Dean Witter S&P 500 Index Fund and to waive the compensation provided for in its investment management agreement with that company to the extent such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of that company.

(5) InterCapital has undertaken to assume all operating expenses of Dean Witter Fund of Funds (except for any 12b-1 fees and brokerage fees) until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Fund of Funds is expected to commence operations on or about November 25, 1997. InterCapital receives no investment management fee for serving as Investment Manager, it being understood that InterCapital receives investment management fees from the "Underlying Funds" (various Dean Witter Funds that are the underlying investments of Dean Witter Fund of Funds).

                                                                    APPENDIX II

   Morgan Stanley Asset Management Inc. serves as investment adviser or manager to the investment companies listed below which have similar investment objectives to the Fund. Set forth below is a chart showing the net assets of each such investment company as of November 14, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                               CURRENT
                                                                             ANNUAL FEE
                                                                               RATE(S)
                                                   NET ASSETS              AS A PERCENTAGE
                                                 AS OF 11/14/97             OF NET ASSETS
                                                 --------------             -------------
1. MORGAN STANLEY INSTITUTIONAL FUND,
   INC. -- EQUITY GROWTH PORTFOLIO.............                   0.60% (1)

2. MORGAN STANLEY INSTITUTIONAL FUND,
   INC.-- AGGRESSIVE EQUITY PORTFOLIO  ........                   0.80% (2)

3. MORGAN STANLEY UNIVERSAL FUNDS, INC.
   -- EQUITY GROWTH PORTFOLIO..................                   0.55% on assets up to
                                                                  $500 million, 0.50% on
                                                                  assets from $500 million
                                                                  to $1 billion and 0.45% on assets
                                                                  over $1 billion (3)
4. MORGAN STANLEY FUND, INC.*
   -- EQUITY GROWTH FUND ......................                   Van Kampen American Capital
                                                                  Investment Advisory Corp. ("VKAC")
                                                                  is the Fund's investment adviser and
                                                                  administrator. VKAC charges an
                                                                  advisory fee of 0.70% of average
                                                                  daily net assets. MSAM serves as
                                                                  sub-adviser. If average daily net
                                                                  assets are less than or equal to
                                                                  $500 million, VKAC will pay MSAM 50%
                                                                  of the total advisory fee payable to
                                                                  VKAC (after application of any fee
                                                                  waivers in effect) for such monthly
                                                                  period. If average daily net assets
                                                                  are greater than $500 million, VKAC
                                                                  will pay MSAM a fee for such monthly
                                                                  period equal to the greater of (a)
                                                                  50% of what the total advisory fee
                                                                  payable to VKAC (after application
                                                                  of any fee waivers in effect) for
                                                                  such period would have been had the
                                                                  Fund's average daily net assets been
                                                                  equal to $500 million, or (b) 45% of
                                                                  the total advisory fee payable to
                                                                  VKAC by the Fund (after application
                                                                  of any fee waivers in effect) for
                                                                  such monthly period.(4)

                                     II-1

                                                                               CURRENT
                                                                             ANNUAL FEE
                                                                               RATE(S)
                                                   NET ASSETS              AS A PERCENTAGE
                                                 AS OF 11/14/97             OF NET ASSETS
                                                 --------------             -------------
5. MORGAN STANLEY FUND, INC.
   -- AGGRESSIVE EQUITY FUND...................                   VKAC is the Fund's investment
                                                                  adviser and administrator. VKAC
                                                                  charges an advisory fee of 0.90% of
                                                                  average daily net assets. MSAM
                                                                  serves as sub-adviser. If average
                                                                  daily net assets are less than or
                                                                  equal to $500 million, VKAC will
                                                                  pay MSAM 50% of the total advisory
                                                                  fee payable to VKAC (after
                                                                  application of any fee waivers in
                                                                  effect) for such monthly period. If
                                                                  average daily net assets are
                                                                  greater than $500 million, VKAC
                                                                  will pay MSAM a fee for such
                                                                  monthly period equal to the greater
                                                                  of (a) 50% of what the total
                                                                  advisory fee payable to VKAC (after
                                                                  application of any fee waivers in
                                                                  effect) for such period would have
                                                                  been had the Fund's average daily
                                                                  net assets been equal to $500
                                                                  million, or (b) 45% of the total
                                                                  advisory fee payable to VKAC by the
                                                                  Fund (after application of any fee
                                                                  waivers in effect) for such monthly
                                                                  period.(5)

6. PRINCIPAL AGGRESSIVE GROWTH
   FUND, INC...................................                   Princor Management Corporation
                                                                  ("Princor") is the Fund's
                                                                  investment adviser. MSAM serves as
                                                                  sub-adviser. Princor pays MSAM a
                                                                  fee computed at an annual rate as
                                                                  follows:
                                                                  0.45% on assets up
                                                                  to $40 million, scaled down
                                                                  at various asset levels to 0.20% on
                                                                  assets over
                                                                  $300 million (6)

--------------
(1) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse the Portfolio, if necessary, if such fees would cause the Portfolio's total annual operating expenses, as a percentage of average daily net assets, to exceed 0.80% of Class A shares and 1.05% of Class B shares.

(2) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse the Portfolio, if necessary, if such fees would cause the Portfolio's total annual operating expenses, a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(3) Morgan Stanley has agreed to waive its advisory fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio, as a percentage of average daily net assets, to exceed 0.85%.

 *     MSAM acts as sub-adviser to this Fund.

(4) VKAC may voluntarily undertake to reduce this Fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.

(5) VKAC may voluntarily undertake to reduce this Fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.

(6) Princor may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

                            TCW/DW CORE EQUITY TRUST
                                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Core Equity Trust on February 26, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated November   , 1997 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--This Proxy must be signed and dated on the reverse side.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Approval of the New Investment Management       FOR     AGAINST     ABSTAIN
   Agreement between the TCW/DW Core Equity        [ ]       [ ]         [ ]
   Trust and Dean Witter InterCapital Inc.

2. Approval of the New Sub-Advisory Agreement      FOR     AGAINST     ABSTAIN
   between Dean Witter InterCapital Inc. and       [ ]       [ ]         [ ]
   Morgan Stanley Asset Management Inc.

3. Election of Trustees: Michael Bozic,
   Charles A. Fiumefreddo, Edwin Jacob             FOR     WITHHOLD    FOR ALL
   (Jake) Garn, John R. Haire, Wayne E.                                EXCEPT
   Hedien, Dr. Manuel H. Johnson,                  [ ]       [ ]         [ ]
   Michael E. Nugent, Philip J. Purcell,
   and John L. Schroeder

   If you wish to withhold authority for any particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the Nominee's name.


                                    Date
                                        ---------------------------------------
                                        Please make sure to sign and date this
                                        Proxy using black or blue ink.


                                    -------------------------------------------

                                    -------------------------------------------
                                         Shareholder sign in the box above

                                    -------------------------------------------

                                    -------------------------------------------
                                      Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION







                            TCW/DW CORE EQUITY TRUST


-------------------------------------------------------------------------------
                                   IMPORTANT
                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------